                                                            Exhibit 23(c)(iii)

                    OPPENHEIMER GLOBAL OPPORTUNITIES FUND
                    -------------------------------------
                 Class C Share Certificate (8-1/2" x 12-5/8")
                 --------------------------------------------

I. FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x
   --------------------
                           11-1/4" decorative border)

                  (upper left)                  box with heading: NUMBER

                  (upper right)                 box with heading: CLASS C
SHARES;

                  (centered below boxes)  Oppenheimer Global Opportunities
Fund
                                          A MASSACHUSETTS BUSINESS TRUST

      (at left)   THIS IS TO CERTIFY THAT       (at right) SEE REVERSE FOR
                                                      CERTAIN DEFINITIONS

                                                box with number
                                                CUSIP 683943203

      (at left)         is the owner of

      (centered)  FULLY PAID CLASS C SHARES OF
                        BENEFICIAL INTEREST OF

                    OPPENHEIMER GLOBAL OPPORTUNITIES FUND
                    -------------------------------------

                  (hereinafter called the "Fund"), transferable only on the
                  books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate
                  properly endorsed.  This certificate and the shares
                  represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the
                  Fund to all of which the holder by acceptance hereof
                  assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures
                  of its duly authorized officers.

(signature at left of seal)                           (signature at right of
seal)

/s/ Brian W. Wixted                                   /s/ Robert G. Zack
-----------------------                         -------------------
TREASURER                                             SECRETARY

                             (centered at bottom)
                  1-1/2" diameter facsimile seal with legend
                    OPPENHEIMER GLOBAL OPPORTUNITIES FUND
                                     SEAL
                                     1990
                        COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)            Countersigned
                                    OPPENHEIMER SHAREHOLDER SERVICES
                                    (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                    Denver (CO) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

(at lower left corner, outside ornamental border)
000-000000 (certificate number)

II.   BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
      -------------------

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)
(Minor)

UNDER UGMA/GMA ________________
            State

Additional abbreviations may also be used though not in the above list.

PLEASE  INSERT  SOCIAL  SECURITY OR OTHER  IDENTIFYING  NUMBER OF ASSIGNEE AND
PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

For Value Received ................... hereby sell(s), assign(s) and transfer(s) unto

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(Please print or type name and address of assignee)

________________________________________________ Class C Shares of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                    Signed: _____________________________

                                    ------------------------------------
                                          (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    Guaranteed  Name of Guarantor

                                    By: _________________________________
                                                Signature of Officer/Title

(text printed vertically       NOTICE: The signature(s) to this assignment
to right of above paragraph)   must correspond with the name(s) as written
                               upon the face of the certificate in every
                               particular any change without alteration or
                               enlargement or whatever.

(text printed in box to left   Signatures must be guaranteed by a financial
of signature (s)               institution of the type described in the
                               current prospectus of the Fund.

PLEASE NOTE: This document     OppenheimerFunds "four hand" logotype.
contains a watermark when
viewed at an angle.  It is
invalid without this
watermark:

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                  THIS SPACE MUST NOT BE COVERED IN ANY WAY